UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2021

Date of reporting period:	August 1, 2020 — January 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Research Fund

Semiannual report
1 | 31 | 21

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PNRAX

Putnam
Research
Fund

Semiannual report
1 | 31 | 21

Message from the Trustees

March 9, 2021

Dear Fellow Shareholder:

The continuing hardships of the global Covid-19 pandemic remain a concern for the economy, but we have optimism for the year ahead. Infection rates have declined in early 2021. In the United States, fiscal stimulus enacted in December is reaching people and President Biden is urging Congress to provide even more support. Worldwide, more than 140 million vaccinations are just the beginning of a massive effort to counter the pandemic.

While many challenges remain, the economy is rebounding, the stock market has reached new highs, and interest rates remain low. Conditions appear to be in place for rising employment rates and increasing business activity later in the year. Businesses and policy makers need to steer a careful course, but we believe it is reasonable to anticipate improvement.

Putnam continues to employ active strategies that seek superior investment performance for you and your fellow shareholders. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/21. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

* Source: Bloomberg Index Services Limited.

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Can you describe the investing environment for the reporting period?

For much of the period, U.S. stocks performed strongly, climbing back from pandemic-related selloffs in March 2020. Record levels of fiscal and monetary stimulus worldwide, along with the promise of a Covid-19 vaccine, helped boost investor sentiment.

In July and August, investors were encouraged by signs of a global economic recovery. After reporting two consecutive quarters of losses, U.S. manufacturing output increased by 54.8% in the third quarter of 2020. Similar growth in China and Germany, Europe’s largest economy, boosted investors’ appetite for stocks. Cyclical, value-oriented stocks, such as those in the automotive, manufacturing, and industrials sectors, began to rebound. Growth-oriented stocks, primarily driven by the technology sector, continued to benefit from social-distancing protocols.

In September and October, market volatility returned. Uncertainty surrounding the U.S. presidential election and delays in further government stimulus dampened investors’ confidence. A resurgence in new Covid-19 cases, including those tied to a more

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Allocations are shown as a percentage of the fund’s net assets as of 1/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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contagious strain, caused Europe and parts of the United States to reinstate lockdowns. In November, investors shrugged off fears when the world’s first Covid-19 vaccine was approved for emergency use and Joe Biden was declared the next U.S. President. Stocks got another boost in late December when the U.S. Congress approved a $900 billion stimulus package. Investors remained upbeat in January 2021, as the incoming Biden administration promised additional Covid-19 relief packages and support to accelerate the distribution of vaccines.

Against this backdrop, how did the fund perform?

Putnam Research Fund’s class A shares posted a return of 14.70%, outperforming its benchmark, the S&P 500 Index, which returned 14.47%. The fund also outperformed the 14.11% average return for its Lipper peer group, Large-Cap Core Funds.

What were some holdings that helped fund performance during the period?

Our top performer was Climate Change Crisis Real Impact I Acquisition Corporation [CRIS], a special-purpose acquisition company. This type of company is formed with the purpose of acquiring and taking companies public. CRIS is led by a team of renewable energy and private equity experts who seek investments in innovative, environmentally focused companies. In January 2021, CRIS shares soared following the news of its planned merger with EVGo, the largest electric vehicle fast-charging network in the United States.

NXP Semiconductors, a semiconductor chip manufacturer based in the Netherlands, was another highlight. As automotive, telecommunications, and industrial equipment makers restarted production lines in the second quarter of 2020, demand for semiconductor chips quickly outpaced their supply. As foundries reached capacity, the price of chips increased by up to 20%. Accelerated demand for its chips, along with higher pricing to customers, helped increase NXP’s valuation during the period.

Monolithic Power Systems [MPS], another semiconductor technology stock, was also a top contributor to results. MPS provides small, high energy-efficient power circuits for systems found in cloud computing, telecommunications infrastructure, automotive, industrial, and consumer applications. We liked MPS’ proprietary manufacturing process, which has created a sustainable competitive advantage to serve a broad, global customer base. During the period, MPS’ revenues outpaced management’s expectations, growing 50% year over year in the third quarter of 2020. Shelter-in-place orders drove up demand for chips used in cloud computing and storage, consumer games, and home applications. Investors also were impressed when MPS entered into medical device manufacturing, where it built a low-cost emergency ventilator to help first responders treat Covid-19 patients. After locking in gains, we sold our position in MPS before period-end.

What were some holdings that detracted from fund performance during the period?

Our top detractor was an overweight position relative to the benchmark in Fidelity National Information Services [FIS]. U.S.-based FIS delivers payment processing solutions to merchants, banks, and capital markets worldwide. The impact of Covid-19 restrictions contributed to lower transactional volumes and sluggish organic growth for FIS during the period.

An underweight position relative to the benchmark in technology giant Apple also detracted from relative results. Two thirds of Apple’s business is driven by iPhone sales, which have slowed in recent years. During the

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period, however, iPhone sales exceeded our expectations. We continue to believe Apple is overvalued. We have favored other technology companies that we believe have more attractive valuations and higher growth rates.

Not owning The Walt Disney Company also dampened benchmark-relative results. Disney is listed among the top 20 holdings in the fund’s benchmark, and it performed well during the period. While revenues from Disney parks and experiences declined amid pandemic lockdowns, sales from the company’s digital streaming platform Disney+ showed impressive growth. During the period, subscriptions to Disney+ exceeded management’s expectations, which helped boost investor interest in the stock.

What is your outlook for the economy and the fund?

Overall, we have a positive outlook for the economy and the fund. We ended 2020 with a number of monetary and fiscal stimulus packages from the United States, Europe, Japan, and China, which can help revitalize global growth, in our view. We believe pent-up demand from consumers and the global manufacturing sector should help accelerate economic recoveries in the second half of 2021.

In managing the fund, we continue to take a sector-neutral and balanced investment approach, which means we have the flexibility to invest in both growth and value stocks. As companies adapt to a post-pandemic environment, we expect a number of new investment opportunities to unfold. Our team of analysts focus on investing in what we believe are high-quality companies with solid fundamentals and prospects for long-term appreciation. While macroeconomic risks are important to consider, we believe our individual stock selection process remains key to adding value to the portfolio over the long term.

Thank you, Will, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/2/95)
Before sales charge	9.41%	246.85%	13.24%	117.19%	16.78%	42.27%	12.47%	19.16%	14.70%
After sales charge	9.15	226.90	12.58	104.70	15.41	34.09	10.27	12.30	8.11
Class B (6/15/98)
Before CDSC	9.12	226.61	12.57	109.17	15.90	39.11	11.63	18.27	14.29
After CDSC	9.12	226.61	12.57	107.17	15.68	36.11	10.82	13.27	9.29
Class C (2/1/99)
Before CDSC	9.08	221.74	12.40	109.14	15.90	39.06	11.62	18.28	14.25
After CDSC	9.08	221.74	12.40	109.14	15.90	39.06	11.62	17.28	13.25
Class R (1/21/03)
Net asset value	9.14	238.42	12.97	114.52	16.49	41.19	12.19	18.85	14.55
Class R6 (6/29/15)
Net asset value	9.67	258.68	13.62	121.66	17.26	43.94	12.91	19.61	14.92
Class Y (4/4/00)
Net asset value	9.63	255.73	13.53	119.97	17.08	43.32	12.75	19.45	14.84

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Recent performance may have benefited from one or more legal settlements.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

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Comparative index returns For periods ended 1/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P 500 Index	9.66%	254.88%	13.50%	111.48%	16.16%	39.37%	11.70%	17.25%	14.47%
Lipper Large-Cap
Core Funds	8.98	213.48	12.03	98.17	14.60	33.88	10.15	15.63	14.11
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/21, there were 657, 636, 579, 516, 405, and 76 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/21

Distributions		Class A		Class B	Class C	Class R	Class R6	Class Y
Number		1		1	1	1	1	1
Income		$0.236		—	—	$0.147	$0.371	$0.313
Capital gains
Long-term gains		0.409		$0.409	$0.409	0.409	0.409	0.409
Short-term gains		0.163		0.163	0.163	0.163	0.163	0.163
Total		$0.808		$0.572	$0.572	$0.719	$0.943	$0.885
	Before		After	Net	Net	Net	Net	Net
	sales		sales	asset	asset	asset	asset	asset
Share value	charge		charge	value	value	value	value	value
7/31/20	$35.33		$37.49	$32.10	$32.04	$34.81	$35.94	$35.74
1/31/21	39.71		42.13	36.11	36.03	39.15	40.35	40.15

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Fund performance as of most recent calendar quarter Total return for periods ended 12/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/2/95)
Before sales charge	9.48%	257.48%	13.59%	106.07%	15.56%	51.75%	14.91%	19.98%	22.06%
After sales charge	9.22	236.92	12.92	94.22	14.20	43.02	12.67	13.08	15.04
Class B (6/15/98)
Before CDSC	9.19	236.48	12.90	98.51	14.70	48.38	14.06	19.10	21.60
After CDSC	9.19	236.48	12.90	96.51	14.47	45.38	13.28	14.10	16.60
Class C (2/1/99)
Before CDSC	9.16	231.54	12.73	98.48	14.69	48.38	14.06	19.11	21.58
After CDSC	9.16	231.54	12.73	98.48	14.69	48.38	14.06	18.11	20.58
Class R (1/21/03)
Net asset value	9.21	248.64	13.30	103.53	15.27	50.64	14.63	19.69	21.90
Class R6 (6/29/15)
Net asset value	9.74	269.49	13.96	110.33	16.03	53.55	15.37	20.47	22.27
Class Y (4/4/00)
Net asset value	9.71	266.47	13.87	108.71	15.85	52.88	15.20	20.28	22.19

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 7/31/20	1.08%	1.83%	1.83%	1.33%	0.69%	0.83%
Annualized expense ratio for the
six-month period ended 1/31/21	1.05%	1.80%	1.80%	1.30%	0.68%	0.80%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/20 to 1/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.68	$9.72	$9.72	$7.03	$3.68	$4.33
Ending value (after expenses)	$1,147.00	$1,142.90	$1,142.50	$1,145.50	$1,149.20	$1,148.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/21, use the following calculation method. To find the value of your investment on 8/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.35	$9.15	$9.15	$6.61	$3.47	$4.08
Ending value (after expenses)	$1,019.91	$1,016.13	$1,016.13	$1,018.65	$1,021.78	$1,021.17

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding

12 Research Fund

same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2021, Putnam employees had approximately $541,000,000 and the Trustees had approximately $76,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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The fund’s portfolio 1/31/21 (Unaudited)

COMMON STOCKS (96.8%)*	Shares	Value
Aerospace and defense (1.6%)
Boeing Co. (The)	3,457	$671,315
General Dynamics Corp.	7,690	1,127,969
Northrop Grumman Corp.	5,261	1,507,855
Raytheon Technologies Corp.	50,757	3,387,015
		6,694,154
Air freight and logistics (0.1%)
FedEx Corp.	2,354	553,990
		553,990
Airlines (0.3%)
Southwest Airlines Co.	28,520	1,253,169
		1,253,169
Automobiles (1.9%)
General Motors Co.	18,254	925,113
Tesla, Inc. †	8,843	7,017,186
		7,942,299
Banks (1.6%)
Citigroup, Inc.	117,560	6,817,304
		6,817,304
Beverages (2.2%)
Coca-Cola Co. (The)	58,845	2,833,387
Molson Coors Beverage Co. Class B	16,721	838,725
PepsiCo, Inc.	40,203	5,490,523
		9,162,635
Biotechnology (2.7%)
AbbVie, Inc.	49,738	5,097,151
Alexion Pharmaceuticals, Inc. †	2,599	398,505
Amgen, Inc.	9,032	2,180,596
Biogen, Inc. †	7,062	1,995,792
Exact Sciences Corp. †	1,319	180,914
Regeneron Pharmaceuticals, Inc. †	3,312	1,668,718
		11,521,676
Building products (1.0%)
Fortune Brands Home & Security, Inc.	19,366	1,670,318
Johnson Controls International PLC	49,146	2,448,454
		4,118,772
Capital markets (3.9%)
Charles Schwab Corp. (The)	33,243	1,713,344
Goldman Sachs Group, Inc. (The)	20,980	5,689,146
Intercontinental Exchange, Inc.	17,728	1,956,285
KKR & Co., Inc. Class A	67,520	2,629,904
Morgan Stanley	39,184	2,627,287
Quilter PLC (United Kingdom)	776,103	1,646,872
		16,262,838
Chemicals (1.2%)
Albemarle Corp.	1,297	210,970
Corteva, Inc.	19,857	791,500
Dow, Inc.	16,394	850,849
DuPont de Nemours, Inc.	6,525	518,411

Research Fund 15

COMMON STOCKS (96.8%)* cont.	Shares	Value
Chemicals cont.
Eastman Chemical Co.	5,206	$512,010
Ecolab, Inc.	2,334	477,326
Sherwin-Williams Co. (The)	2,654	1,836,037
		5,197,103
Construction materials (—%)
Summit Materials, Inc. Class A †	6,047	124,145
		124,145
Containers and packaging (0.6%)
Avery Dennison Corp.	9,813	1,480,487
Ball Corp.	7,568	666,135
Packaging Corp. of America	2,487	334,402
		2,481,024
Diversified financial services (1.4%)
Berkshire Hathaway, Inc. Class B †	12,932	2,946,815
Climate Change Crisis Real Impact I Acquisition Corp. (acquired 1/22/21,
cost $1,669,590) (Private)† ∆∆ þ F	166,959	3,140,499
		6,087,314
Electric utilities (3.0%)
Exelon Corp.	62,901	2,614,166
NextEra Energy, Inc.	42,167	3,410,045
NRG Energy, Inc.	129,806	5,375,267
Southern Co. (The)	18,285	1,077,352
		12,476,830
Electrical equipment (1.1%)
Eaton Corp. PLC	25,118	2,956,389
Emerson Electric Co.	20,801	1,650,559
		4,606,948
Electronic equipment, instruments, and components (0.5%)
Vontier Corp. †	63,690	2,065,467
		2,065,467
Entertainment (2.6%)
Activision Blizzard, Inc.	81,563	7,422,233
Sea, Ltd. ADR (Thailand) †	15,928	3,451,757
		10,873,990
Equity real estate investment trusts (REITs) (1.2%)
Boston Properties, Inc. R	12,289	1,121,617
Gaming and Leisure Properties, Inc. R	96,659	3,975,585
		5,097,202
Food and staples retail (1.5%)
BJ’s Wholesale Club Holdings, Inc. † S	10,884	457,890
Costco Wholesale Corp.	4,812	1,695,893
Walmart, Inc.	30,384	4,268,648
		6,422,431
Food products (0.5%)
Bunge, Ltd.	4,699	307,503
McCormick & Co., Inc. (non-voting shares)	19,263	1,724,809
		2,032,312
Health-care equipment and supplies (4.0%)
Abbott Laboratories	24,901	3,077,515
Boston Scientific Corp. †	38,278	1,356,572

16 Research Fund

COMMON STOCKS (96.8%)* cont.	Shares	Value
Health-care equipment and supplies cont.
Cooper Cos., Inc. (The)	3,522	$1,282,149
Danaher Corp.	12,707	3,022,233
DexCom, Inc. †	3,227	1,209,641
Edwards Lifesciences Corp. †	21,732	1,794,629
Intuitive Surgical, Inc. †	1,035	773,807
Medtronic PLC	26,827	2,986,650
Zimmer Biomet Holdings, Inc.	9,897	1,520,872
		17,024,068
Health-care providers and services (2.0%)
Cigna Corp.	14,030	3,045,211
Humana, Inc.	2,306	883,452
UnitedHealth Group, Inc.	13,637	4,549,030
		8,477,693
Hotels, restaurants, and leisure (1.4%)
Aramark	24,937	855,090
Chipotle Mexican Grill, Inc. †	1,217	1,801,160
Hilton Worldwide Holdings, Inc.	16,522	1,675,166
Penn National Gaming, Inc. † S	10,106	1,048,194
Wynn Resorts, Ltd.	7,087	705,369
		6,084,979
Household products (1.7%)
Procter & Gamble Co. (The)	55,368	7,098,731
		7,098,731
Industrial conglomerates (0.9%)
General Electric Co.	100,646	1,074,899
Honeywell International, Inc.	14,807	2,892,844
		3,967,743
Insurance (3.2%)
AIA Group, Ltd. (Hong Kong)	107,600	1,318,360
American International Group, Inc.	81,872	3,065,288
Assured Guaranty, Ltd.	114,376	4,088,942
AXA SA (France)	109,986	2,432,071
Prudential PLC (United Kingdom)	162,646	2,607,428
		13,512,089
Interactive media and services (5.2%)
Alphabet, Inc. Class A †	8,050	14,710,248
Facebook, Inc. Class A †	28,531	7,370,413
		22,080,661
Internet and direct marketing retail (5.2%)
Amazon.com, Inc. †	6,157	19,740,573
Booking Holdings, Inc. †	1,140	2,216,536
		21,957,109
IT Services (7.2%)
Fidelity National Information Services, Inc.	34,415	4,248,876
Fiserv, Inc. †	61,497	6,315,127
Mastercard, Inc. Class A	19,419	6,142,036
PayPal Holdings, Inc. †	35,773	8,381,972
Visa, Inc. Class A	27,493	5,313,022
		30,401,033

Research Fund 17

COMMON STOCKS (96.8%)* cont.	Shares	Value
Leisure products (0.3%)
Hasbro, Inc.	12,941	$1,214,125
		1,214,125
Life sciences tools and services (1.2%)
Avantor, Inc. †	31,094	916,962
Bio-Rad Laboratories, Inc. Class A †	2,385	1,368,441
Thermo Fisher Scientific, Inc.	5,423	2,764,103
		5,049,506
Machinery (0.9%)
Deere & Co.	5,483	1,583,490
Otis Worldwide Corp.	26,926	1,740,766
Pentair PLC	11,139	606,630
		3,930,886
Media (1.3%)
Charter Communications, Inc. Class A †	9,060	5,504,494
		5,504,494
Metals and mining (0.9%)
Anglo American PLC (United Kingdom)	43,028	1,414,939
Freeport-McMoRan, Inc. (Indonesia)	40,724	1,095,883
Newmont Corp.	21,426	1,276,990
		3,787,812
Multi-utilities (0.3%)
Ameren Corp.	14,522	1,056,040
		1,056,040
Multiline retail (1.1%)
Dollar General Corp.	8,182	1,592,299
Target Corp.	16,489	2,987,312
		4,579,611
Oil, gas, and consumable fuels (2.2%)
Cairn Energy PLC (United Kingdom)	135,242	333,404
Cenovus Energy, Inc. (Canada)	229,052	1,352,370
Exxon Mobil Corp.	98,363	4,410,597
Phillips 66	9,778	662,948
Royal Dutch Shell PLC Class A (United Kingdom)	72,213	1,314,081
TOTAL SA (France)	26,763	1,129,830
		9,203,230
Pharmaceuticals (3.3%)
Bristol-Myers Squibb Co.	35,750	2,196,123
Eli Lilly and Co.	16,886	3,511,781
Innoviva, Inc. †	52,013	624,676
Johnson & Johnson	21,838	3,562,433
Merck & Co., Inc.	27,688	2,133,914
Pfizer, Inc.	50,773	1,822,751
Viatris, Inc. †	6,299	107,020
		13,958,698
Professional services (0.8%)
CoStar Group, Inc. †	1,569	1,411,645
Thomson Reuters Corp. (Canada)	22,927	1,869,697
		3,281,342

18 Research Fund

COMMON STOCKS (96.8%)* cont.	Shares	Value
Road and rail (1.7%)
CSX Corp.	14,040	$1,204,000
Union Pacific Corp.	30,241	5,971,691
		7,175,691
Semiconductors and semiconductor equipment (4.5%)
Advanced Micro Devices, Inc. †	48,701	4,170,754
Applied Materials, Inc.	28,131	2,719,705
Enphase energy, Inc. †	2,427	442,563
NXP Semiconductors NV	40,729	6,535,783
Qualcomm, Inc.	31,982	4,998,147
		18,866,952
Software (8.5%)
Adobe, Inc. †	14,269	6,546,189
Microsoft Corp.	109,085	25,303,351
Nuance Communications, Inc. †	85,277	3,883,515
		35,733,055
Specialty retail (2.5%)
Advance Auto Parts, Inc.	3,066	457,263
Burlington Stores, Inc. †	250	62,225
CarMax, Inc. †	12,720	1,498,162
Home Depot, Inc. (The)	26,961	7,301,578
TJX Cos., Inc. (The)	20,692	1,325,116
		10,644,344
Technology hardware, storage, and peripherals (5.1%)
Apple, Inc.	164,644	21,726,422
		21,726,422
Textiles, apparel, and luxury goods (0.7%)
Levi Strauss & Co. Class A	18,926	373,031
lululemon athletica, Inc. (Canada) †	1,114	366,150
NIKE, Inc. Class B	17,427	2,328,073
		3,067,254
Tobacco (0.4%)
Altria Group, Inc.	40,064	1,645,829
		1,645,829
Trading companies and distributors (0.3%)
United Rentals, Inc. †	5,101	1,239,594
		1,239,594
Wireless telecommunication services (1.1%)
T-Mobile US, Inc. †	35,860	4,521,229
		4,521,229
Total common stocks (cost $286,885,414)		$408,581,823

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
KKR & Co., Inc. $3.00 cv. pfd. S	12,365	$713,461
Total convertible preferred stocks (cost $621,773)		$713,461

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Barclays Bank PLC
Biogen, Inc. (Put)	Mar-21/$225.68	$816,460	$2,889	$9,161
Total purchased options outstanding (cost $41,266)				$9,161

Research Fund 19

	Principal amount/
SHORT-TERM INVESTMENTS (3.1%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.15% [d]	Shares	1,874,275	$1,874,275
Putnam Short Term Investment Fund Class P 0.13% L	Shares	9,954,383	9,954,383
U.S. Treasury Bills 0.089%, 2/2/21		$500,000	500,000
U.S. Treasury Bills 0.087%, 2/16/21 #		200,000	199,997
U.S. Treasury Bills 0.078%, 3/18/21 # ∆		600,000	599,953
Total short-term investments (cost $13,128,592)			$13,128,608

TOTAL INVESTMENTS
Total investments (cost $300,677,045)			$422,433,053

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2020 through January 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $422,208,672.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $3,140,499, or 0.7% of net assets.

þ Represents the asset to be received in a private investment in public entity (PIPE) commitment, of which $1,669,590 is included in the Payable for purchases of delayed delivery securities (Note 1).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $279,973 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $110,989 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,025,191 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

20 Research Fund

FORWARD CURRENCY CONTRACTS at 1/31/21 (aggregate face value $43,477,079) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Bank of America N.A.
	British Pound	Sell	3/17/21	$5,797,494	$5,700,943	$(96,551)
	Canadian Dollar	Sell	4/21/21	1,407,068	1,419,296	12,228
Barclays Bank PLC
	British Pound	Sell	3/17/21	5,468,993	5,377,069	(91,924)
	Canadian Dollar	Sell	4/21/21	350,633	353,758	3,125
	Euro	Sell	3/17/21	1,423,275	1,426,995	3,720
Citibank, N.A.
	British Pound	Buy	3/17/21	1,795,313	1,765,528	29,785
	Canadian Dollar	Sell	4/21/21	971,964	980,627	8,663
	Euro	Sell	3/17/21	1,642,773	1,647,047	4,274
	Goldman Sachs International
	British Pound	Sell	3/17/21	1,451,326	1,427,130	(24,196)
	Canadian Dollar	Buy	4/21/21	1,830,909	1,846,740	(15,831)
	HSBC Bank USA, National Association
	British Pound	Buy	3/17/21	1,220,128	1,199,772	20,356
	Euro	Sell	3/17/21	1,072,588	1,075,610	3,022
	JPMorgan Chase Bank N.A.
	British Pound	Buy	3/17/21	1,955,248	1,922,701	32,547
	Canadian Dollar	Sell	4/21/21	1,190,259	1,201,056	10,797
	State Street Bank and Trust Co.
	British Pound	Buy	3/17/21	2,517,962	2,476,120	41,842
	Canadian Dollar	Sell	4/21/21	2,804,360	2,828,746	24,386
	Hong Kong Dollar	Sell	2/17/21	954,882	954,867	(15)
UBS AG
	British Pound	Buy	3/17/21	3,120,146	3,068,673	51,473
	Euro	Buy	3/17/21	338,297	339,182	(885)
	WestPac Banking Corp.
	British Pound	Sell	3/17/21	5,025,098	4,929,501	(95,597)
	Canadian Dollar	Buy	4/21/21	1,186,270	1,196,532	(10,262)
	Euro	Buy	3/17/21	338,297	339,186	(889)
	Unrealized appreciation					246,218
	Unrealized (depreciation)					(336,150)
Total						$(89,932)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 1/31/21 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Long)	17	$3,157,104	$3,149,420	Mar-21	$(86,828)
Unrealized appreciation					—
Unrealized (depreciation)					(86,828)
Total					$(86,828)

Research Fund 21

WRITTEN OPTIONS OUTSTANDING at 1/31/21 (premiums $8,667) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Barclays Bank PLC
Biogen, Inc. (Put)	Mar-21/$185.85	$816,460	$2,889	$611
Total				$611

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$42,980,374	$—	$—
Consumer discretionary	55,489,721	—	—
Consumer staples	26,361,938	—	—
Energy	6,425,915	2,777,315	—
Financials	31,534,315	8,004,731	3,140,499
Health care	56,031,641	—	—
Industrials	36,822,289	—	—
Information technology	108,792,929	—	—
Materials	10,175,145	1,414,939	—
Real estate	5,097,202	—	—
Utilities	13,532,870	—	—
Total common stocks	393,244,339	12,196,985	3,140,499

Convertible preferred stocks	—	713,461	—
Purchased options outstanding	—	9,161	—
Short-term investments	—	13,128,608	—
Totals by level	$393,244,339	$26,048,215	$3,140,499

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(89,932)	$—
Futures contracts	(86,828)	—	—
Written options outstanding	—	(611)	—
Totals by level	$(86,828)	$(90,543)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22 Research Fund

Statement of assets and liabilities 1/31/21 (Unaudited)

ASSETS
Investment in securities, at value, including $1,776,965 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $288,848,387)	$410,604,395
Affiliated issuers (identified cost $11,828,658) (Note 5)	11,828,658
Cash	1,070,286
Foreign currency (cost $52) (Note 1)	127
Dividends, interest and other receivables	376,417
Receivable for shares of the fund sold	756,938
Receivable for investments sold	2,655,415
Unrealized appreciation on forward currency contracts (Note 1)	246,218
Prepaid assets	45,439
Total assets	427,583,893

LIABILITIES
Payable for investments purchased	629,282
Payable for purchases of delayed delivery securities (Note 1)	1,669,590
Payable for shares of the fund repurchased	173,087
Payable for compensation of Manager (Note 2)	195,465
Payable for custodian fees (Note 2)	31,011
Payable for investor servicing fees (Note 2)	113,381
Payable for Trustee compensation and expenses (Note 2)	114,686
Payable for administrative services (Note 2)	4,595
Payable for distribution fees (Note 2)	86,468
Payable for variation margin on futures contracts (Note 1)	63,039
Unrealized depreciation on forward currency contracts (Note 1)	336,150
Written options outstanding, at value (premiums $8,667) (Note 1)	611
Collateral on securities loaned, at value (Note 1)	1,874,275
Other accrued expenses	83,581
Total liabilities	5,375,221

Net assets	$422,208,672

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$286,878,283
Total distributable earnings (Note 1)	135,330,389
Total — Representing net assets applicable to capital shares outstanding	$422,208,672

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($332,988,754 divided by 8,385,303 shares)	$39.71
Offering price per class A share (100/94.25 of $39.71)*	$42.13
Net asset value and offering price per class B share ($4,340,288 divided by 120,209 shares)**	$36.11
Net asset value and offering price per class C share ($11,303,579 divided by 313,730 shares)**	$36.03
Net asset value, offering price and redemption price per class R share
($1,107,051 divided by 28,280 shares)	$39.15
Net asset value, offering price and redemption price per class R6 share
($18,257,980 divided by 452,537 shares)	$40.35
Net asset value, offering price and redemption price per class Y share
($54,211,020 divided by 1,350,332 shares)	$40.15

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Research Fund 23

Statement of operations Six months ended 1/31/21 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $15,232)	$2,595,130
Interest (including interest income of $12,463 from investments in affiliated issuers) (Note 5)	13,325
Securities lending (net of expenses) (Notes 1 and 5)	817
Total investment income	2,609,272

EXPENSES
Compensation of Manager (Note 2)	1,088,579
Investor servicing fees (Note 2)	334,725
Custodian fees (Note 2)	29,850
Trustee compensation and expenses (Note 2)	8,567
Distribution fees (Note 2)	481,415
Administrative services (Note 2)	6,889
Other	114,464
Total expenses	2,064,489
Expense reduction (Note 2)	(317)
Net expenses	2,064,172

Net investment income	545,100

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	17,700,246
Foreign currency transactions (Note 1)	(2,694)
Forward currency contracts (Note 1)	(861,746)
Futures contracts (Note 1)	887,175
Swap contracts (Note 1)	(1,005,540)
Total net realized gain	16,717,441
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	35,644,475
Assets and liabilities in foreign currencies	506
Forward currency contracts	416,965
Futures contracts	(242,280)
Swap contracts	5,581
Written options	8,056
Total change in net unrealized appreciation	35,833,303

Net gain on investments	52,550,744

Net increase in net assets resulting from operations	$53,095,844

The accompanying notes are an integral part of these financial statements.

24 Research Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/21*	Year ended 7/31/20
Operations
Net investment income	$545,100	$2,320,641
Net realized gain on investments
and foreign currency transactions	16,717,441	4,380,266
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	35,833,303	36,651,062
Net increase in net assets resulting from operations	53,095,844	43,351,969
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,946,411)	(2,703,112)
Class B	—	(11,771)
Class C	—	(36,895)
Class R	(4,314)	(7,674)
Class R6	(160,304)	(164,511)
Class Y	(314,229)	(483,520)
Net realized short-term gain on investments
Class A	(1,344,343)	(4,139,391)
Class B	(20,459)	(85,049)
Class C	(50,052)	(170,513)
Class R	(4,784)	(15,875)
Class R6	(70,430)	(181,884)
Class Y	(163,640)	(585,014)
From net realized long-term gain on investments
Class A	(3,373,229)	(13,071,761)
Class B	(51,335)	(268,574)
Class C	(125,591)	(538,461)
Class R	(12,004)	(50,132)
Class R6	(176,723)	(574,371)
Class Y	(410,606)	(1,847,413)
Increase from capital share transactions (Note 4)	5,948,285	17,599,522
Total increase in net assets	50,815,675	36,015,570

NET ASSETS
Beginning of period	371,392,997	335,377,427
End of period	$422,208,672	$371,392,997

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Research Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
January 31, 2021**	$35.33	.05	5.14	5.19	(.24)	(.57)	(.81)	—	$39.71	14.70*	$332,989	.53*	.13*	31*
July 31, 2020	33.64	.22	3.94	4.16	(.34)	(2.13)	(2.47)	—	35.33	12.92	297,393	1.08	.67	90
July 31, 2019	35.35	.23	2.23	2.46	(.12)	(4.05)	(4.17)	—	33.64	8.65	270,420	1.10	.72	86
July 31, 2018	31.03	.16	4.68	4.84	—	(.52)	(.52)	—[g]	35.35	15.74	260,951	1.11	.47	97
July 31, 2017	26.50	.20	4.62[f]	4.82	(.29)	—	(.29)	—	31.03	18.34[f]	243,013	1.15	.71	98
July 31, 2016	26.65	.16	(.01)	.15	(.30)	—	(.30)	—	26.50	.60	226,745	1.12[e]	.66[e]	75
Class B
January 31, 2021**	$32.10	(.08)	4.66	4.58	—	(.57)	(.57)	—	$36.11	14.29*	$4,340	.91*	(.24)*	31*
July 31, 2020	30.75	(.02)	3.57	3.55	(.07)	(2.13)	(2.20)	—	32.10	12.07	4,491	1.83	(.06)	90
July 31, 2019	32.79	—[d]	2.01	2.01	—	(4.05)	(4.05)	—	30.75	7.85	5,582	1.85	(.01)	86
July 31, 2018	29.03	(.08)	4.36	4.28	—	(.52)	(.52)	—[g]	32.79	14.89	6,877	1.86	(.27)	97
July 31, 2017	24.82	(.01)	4.32[f]	4.31	(.10)	—	(.10)	—	29.03	17.41[f]	8,072	1.90	(.03)	98
July 31, 2016	24.97	(.02)	(.01)	(.03)	(.12)	—	(.12)	—	24.82	(.11)	8,989	1.87[e]	(.09)[e]	75
Class C
January 31, 2021**	$32.04	(.08)	4.64	4.56	—	(.57)	(.57)	—	$36.03	14.25*	$11,304	.91*	(.25)*	31*
July 31, 2020	30.72	(.02)	3.58	3.56	(.11)	(2.13)	(2.24)	—	32.04	12.13	11,234	1.83	(.08)	90
July 31, 2019	32.77	(.01)	2.01	2.00	—	(4.05)	(4.05)	—	30.72	7.82	10,106	1.85	(.03)	86
July 31, 2018	29.02	(.08)	4.35	4.27	—	(.52)	(.52)	—[g]	32.77	14.86	8,931	1.86	(.26)	97
July 31, 2017	24.82	(.01)	4.32[f]	4.31	(.11)	—	(.11)	—	29.02	17.43[f]	16,774	1.90	(.05)	98
July 31, 2016	24.98	(.02)	(.01)	(.03)	(.13)	—	(.13)	—	24.82	(.11)	15,494	1.87[e]	(.09)[e]	75
Class R
January 31, 2021**	$34.81	—[d]	5.06	5.06	(.15)	(.57)	(.72)	—	$39.15	14.55*	$1,107	.65*	.01*	31*
July 31, 2020	33.17	.14	3.88	4.02	(.25)	(2.13)	(2.38)	—	34.81	12.66	1,061	1.33	.44	90
July 31, 2019	34.88	.15	2.20	2.35	(.01)	(4.05)	(4.06)	—	33.17	8.40	1,257	1.35	.46	86
July 31, 2018	30.70	.08	4.62	4.70	—	(.52)	(.52)	—[g]	34.88	15.45	1,074	1.36	.23	97
July 31, 2017	26.21	.13	4.57[f]	4.70	(.21)	—	(.21)	—	30.70	18.02[f]	1,895	1.40	.45	98
July 31, 2016	26.41	.10	(.01)	.09	(.29)	—	(.29)	—	26.21	.38	1,724	1.37[e]	.43[e]	75
Class R6
January 31, 2021**	$35.94	.12	5.23	5.35	(.37)	(.57)	(.94)	—	$40.35	14.92*	$18,258	.34*	.32*	31*
July 31, 2020	34.17	.35	4.01	4.36	(.46)	(2.13)	(2.59)	—	35.94	13.39	15,440.69		1.05	90
July 31, 2019	35.86	.37	2.25	2.62	(.26)	(4.05)	(4.31)	—	34.17	9.08	10,999.70		1.13	86
July 31, 2018	31.34	.30	4.74	5.04	—	(.52)	(.52)	—[g]	35.86	16.23	9,092.70		.89	97
July 31, 2017	26.76	.32	4.66[f]	4.98	(.40)	—	(.40)	—	31.34	18.83[f]	8,396.72		1.13	98
July 31, 2016	26.84	.25	—[d]	.25	(.33)	—	(.33)	—	26.76	.99	7,129	.72[e]	.99[e]	75

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Research Fund	Research Fund 27

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	ments	of period	value (%) [b]	(in thousands)	(%) [c]	neta ssets (%)	(%)
Class Y
January 31, 2021**	$35.74	.10	5.19	5.29	(.31)	(.57)	(.88)	—	$40.15	14.84*	$54,211	.40*	.25*	31*
July 31, 2020	34.00	.30	3.99	4.29	(.42)	(2.13)	(2.55)	—	35.74	13.23	41,773.83		.91	90
July 31, 2019	35.71	.32	2.24	2.56	(.22)	(4.05)	(4.27)	—	34.00	8.93	32,115.85		.97	86
July 31, 2018	31.26	.23	4.74	4.97	—	(.52)	(.52)	—[g]	35.71	16.05	29,281.86		.69	97
July 31, 2017	26.70	.26	4.65[f]	4.91	(.35)	—	(.35)	—	31.26	18.59[f]	12,897.90		.90	98
July 31, 2016	26.84	.24	(.02)	.22	(.36)	—	(.36)	—	26.70	.88	5,662	.87[e]	.96[e]	75

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Reflects a non-recurring litigation payment received by the fund from Household International which amounted to the following amounts per share outstanding on May 8, 2017:

Per share
Class A	$0.49
Class B	0.46
Class C	0.46
Class R	0.48
Class R6	0.49
Class Y	0.49

This payment resulted in an increase to total returns of 1.87% for the year ended July 31, 2017.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

The accompanying notes are an integral part of these financial statements.

28 Research Fund	Research Fund 29

Notes to financial statements 1/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2020 through January 31, 2021.

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Effective March 1, 2021, class C shares will generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only

30 Research Fund

with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Research Fund 31

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to generate additional income for the portfolio.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

32 Research Fund

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Research Fund 33

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $307,627 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $110,989 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,874,275 and the value of securities loaned amounted to $1,776,965.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

34 Research Fund

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $303,997,811, resulting in gross unrealized appreciation and depreciation of $122,401,686 and $4,143,815, respectively, or net unrealized appreciation of $118,257,871.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.275% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Research Fund 35

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$277,229	Class R6	4,174
Class B	3,864	Class Y	38,775
Class C	9,712	Total	$334,725
Class R	971

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $317 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $283, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$400,256
Class B	1.00%	1.00%	22,289
Class C	1.00%	1.00%	56,067
Class R	1.00%	0.50%	2,803
Total			$481,415

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $19,124 from the sale of class A shares and received $199 and $117 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

36 Research Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $27 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$116,741,353	$121,517,024
U.S. government securities (Long-term)	—	—
Total	$116,741,353	$121,517,024

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	349,615	$13,447,376	831,122	$27,362,474
Shares issued in connection with
reinvestment of distributions	163,497	6,436,867	585,862	19,222,140
	513,112	19,884,243	1,416,984	46,584,614
Shares repurchased	(544,742)	(20,728,209)	(1,038,863)	(33,894,815)
Net increase (decrease)	(31,630)	$(843,966)	378,121	$12,689,799

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	1,926	$68,206	3,781	$116,568
Shares issued in connection with
reinvestment of distributions	1,940	69,547	12,015	359,981
	3,866	137,753	15,796	476,549
Shares repurchased	(23,545)	(809,992)	(57,439)	(1,713,384)
Net decrease	(19,679)	$(672,239)	(41,643)	$(1,236,835)

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	41,602	$1,471,940	72,378	$2,119,303
Shares issued in connection with
reinvestment of distributions	4,900	175,273	24,023	718,055
	46,502	1,647,213	96,401	2,837,358
Shares repurchased	(83,457)	(2,869,193)	(74,636)	(2,211,644)
Net increase (decrease)	(36,955)	$(1,221,980)	21,765	$625,714

Research Fund 37

			YEAR ENDED 7/31/20*
Class M			Shares	Amount
Shares sold			1,429	$45,408
Shares issued in connection with reinvestment of distributions			—	—
			1,429	45,408
Shares repurchased			(155,308)	(5,187,869)
Net decrease			(153,879)	$(5,142,461)

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	1,994	$74,452	4,817	$156,046
Shares issued in connection with
reinvestment of distributions	448	17,392	1,913	61,939
	2,442	91,844	6,730	217,985
Shares repurchased	(4,651)	(174,323)	(14,124)	(460,416)
Net decrease	(2,209)	$(82,479)	(7,394)	$(242,431)

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	61,978	$2,416,446	175,151	$5,811,680
Shares issued in connection with
reinvestment of distributions	10,192	407,457	27,659	920,766
	72,170	2,823,903	202,810	6,732,446
Shares repurchased	(49,269)	(1,905,422)	(95,047)	(3,115,326)
Net increase	22,901	$918,481	107,763	$3,617,120

	SIX MONTHS ENDED 1/31/21		YEAR ENDED 7/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	834,289	$32,821,981	712,284	$23,492,326
Shares issued in connection with
reinvestment of distributions	22,131	880,593	87,493	2,898,629
	856,420	33,702,574	799,777	26,390,955
Shares repurchased	(675,013)	(25,852,106)	(575,427)	(19,102,339)
Net increase	181,407	$7,850,468	224,350	$7,288,616

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

38 Research Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/20	cost	proceeds	income	of 1/31/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$4,873,816	$24,071,673	$27,071,214	$2,970	$1,874,275
Putnam Short Term
Investment Fund**	10,151,743	50,941,444	51,138,804	12,463	9,954,383
Total Short-term
investments	$15,025,559	$75,013,117	$78,210,018	$15,433	$11,828,658

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$1,000
Written equity option contracts (contract amount)	$1,000
Futures contracts (number of contracts)	30
Forward currency contracts (contract amount)	$42,100,000
OTC total return swap contracts (notional)	$1,900,000

Research Fund 39

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$246,218	Payables	$336,150
			Payables, Net assets —
Equity contracts	Investments	9,161	Unrealized depreciation	87,439*
Total		$255,379		$423,589

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Futures	contracts	Swaps	Total
Foreign exchange
contracts	$—	$(861,746)	$—	$(861,746)
Equity contracts	887,175	—	(1,005,540)	(118,365)
Total	$887,175	$(861,746)	$(1,005,540)	$(980,111)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$416,965	$—	$416,965
Equity contracts	(24,049)	(242,280)	—	5,581	(260,748)
Total	$(24,049)	$(242,280)	$416,965	$5,581	$156,217

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Research Fund 41

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts#	12,228	6,845	—	42,722	—	23,378	43,344	66,228	51,473	—	246,218
Purchased options**#	—	9,161	—	—	—	—	—	—	—	—	9,161
Total Assets	$12,228	$16,006	$—	$42,722	$—	$23,378	$43,344	$66,228	$51,473	$—	$255,379
Liabilities:
Futures contracts§	—	—	63,039	—	—	—	—	—	—	—	63,039
Forward currency contracts#	96,551	91,924	—	—	40,027	—	—	15	885	106,748	336,150
Written options#	—	611	—	—	—	—	—	—	—	—	611
Total Liabilities	$96,551	$92,535	$63,039	$—	$40,027	$—	$—	$15	$885	$106,748	$399,800
Total Financial and Derivative Net Assets	$(84,323)	$(76,529)	$(63,039)	$42,722	$(40,027)	$23,378	$43,344	$66,213	$50,588	$(106,748)	$(144,421)
Total collateral received (pledged)†##	$(84,323)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$—	$(76,529)	$(63,039)	$42,722	$(40,027)	$23,378	$43,344	$66,213	$50,588	$(106,748)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$(110,989)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(110,989)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the table listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $279,973.

42 Research Fund	Research Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Research Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not Applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 30, 2021